SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) October 12, 2004
                                                       (October 11, 2004)
                                                       ------------------


                        D & K HEALTHCARE RESOURCES, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


                  000-20348                          43-1465483
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         (Commission File Number)          (IRS Employer Identification No.)


         8235 Forsyth Blvd, St. Louis, MO                       63105
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     (Address of Principal Executive Offices)                 (Zip Code)


                                 (314) 727-3485
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                        D & K HEALTHCARE RESOURCES, INC.

                                    FORM 8-K


Item 8.01. Other Events.

On October 11, 2004, D&K Healthcare Resources, Inc. (the "Registrant") issued a news release providing information concerning its earnings expectations for the quarter ended September 30, 2004 and the fiscal year ending June 30, 2005. A copy of the news release is filed as Exhibit 99.1 to this report and incorporated herein by reference.




Item 9.01. Financial Statements and Exhibits.

         (c)  Exhibits

                  99.1 Press release of D&K Healthcare Resources, Inc. dated October 11, 2004, concerning its earnings expectations for the quarter ended September 30, 2004 and the fiscal year ending June 30, 2005.



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




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 12, 2004

                                   D & K HEALTHCARE RESOURCES, INC.



                                   By: /s/ Thomas S. Hilton
                                       ---------------------------------
                                           Thomas S. Hilton
                                           Senior Vice-President
                                           and Chief Financial Officer




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





                                  EXHIBIT INDEX




         Exhibit
         Number            Description
         ---------         -----------
           99.1            Press release of D&K Healthcare Resources, Inc. dated
                           October 11, 2004, concerning its earnings expectations for the quarter ended September 30, 2004 and the fiscal year ending June 30, 2005.



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